UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2005

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

413 Pine Street

Suite 500

Seattle, Washington 98101

(Address of Principal Executive Offices)

(206) 331-3300

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 2.01 Acquisition or Disposition of Assets

On July 27, 2005, Marchex, Inc., a Delaware corporation (“Marchex” or the “Company”) completed the acquisition of IndustryBrains, Inc., a New York corporation (“IndustryBrains”). Marchex filed a Current Report on Form 8-K on August 2, 2005 announcing the completion of the acquisition of IndustryBrains. The purpose of this Form 8-K/A is to amend the Current Report on Form 8-K filed on August 2, 2005 to include the financial statements and pro forma financial information required by Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed financial statements of IndustryBrains, Inc. as of June 30, 2005 and for the six months ended June 30, 2004 and 2005 and the audited financial statements of IndustryBrains, Inc. as of December 31, 2004 and for the year ended December 31, 2004 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements for Marchex, Inc. as of June 30, 2005 and for the year ended December 31, 2004 and the six months ended June 30, 2005 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(c) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of July 27, 2005, by and among Marchex, Inc., Einstein Holdings I, Inc., Einstein Holdings 2, LLC, IndustryBrains, Inc., the primary shareholders of IndustryBrains, Inc. and with respect to Articles II, VII and XII only, Erik Matlick as shareholder representative.

23.1	Independent auditors’ consent.

99.1*	Press Release, dated July 27, 2005.

99.2	The unaudited condensed financial statements of IndustryBrains, Inc. as of June 30, 2005 and for the six months ended June 30, 2004 and 2005 and the audited financial statements of IndustryBrains, Inc. as of December 31, 2004 and for the year ended December 31, 2004.

99.3	The unaudited pro forma condensed consolidated financial statements for Marchex, Inc. as of June 30, 2005 and for the year ended December 31, 2004 and the six months ended June 30, 2005.

*	Previously filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2005	MARCHEX, INC.

	By:	/s/ MICHAEL A. ARENDS
	Name: Title:	Michael A. Arends Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of July 27, 2005, by and among Marchex, Inc., Einstein Holdings I, Inc., Einstein Holdings 2, LLC, IndustryBrains, Inc., the primary shareholders of IndustryBrains, Inc. and with respect to Articles II, VII and XII only, Erik Matlick as shareholder representative.

23.1	Independent auditors’ consent.

99.1*	Press Release, dated July 27, 2005.

99.2	The unaudited condensed financial statements of IndustryBrains, Inc. as of June 30, 2005 and for the six months ended June 30, 2004 and 2005 and the audited financial statements of IndustryBrains, Inc. as of December 31, 2004 and for the year ended December 31, 2004.

99.3	The unaudited pro forma condensed consolidated financial statements for Marchex, Inc. as of June 30, 2005 and for the year ended December 31, 2004 and the six months ended June 30, 2005.

*	Previously filed.

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